SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

                   Date of Report:     April 10, 2001

                STARNET COMMUNICATIONS INTERNATIONAL INC.
         (Exact name of registrant as specified in its charter)


        DELAWARE                   0-29290               52-2027313
(State of Incorporation)  (Commission File Number)  (IRS Employer ID No.)

                         The CIBC Banking Centre
                             Old Parham Road
                              P.O. Box 3265
                    St. John's, Antigua, West Indies

           (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (268) 480-1651

Former name or former address, if changed since last report: N/A









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INFORMATION INCLUDED IN THIS REPORT:
-----------------------------------

ITEM 5.        OTHER EVENTS

Starnet Communications International Inc. ("Registrant") announced in a press release distributed on April 10, 2001 that Mr. Michael Aymong has joined the Registrant as its President and Chief Executive Officer. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Also attached hereto is the Employment Agreement between the Registrant and Mr. Aymong.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

          10.15 Employment Agreement, dated April 6, 2001, by and between the Registrant and Michael Aymong
          99.1      Press Release dated April 10, 2001


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STARNET COMMUNICATIONS INTERNATIONAL INC.

Date: April 8, 2001           By: /s/ Fred Hazell
                                 ----------------------------------
                                   Name: Fred Hazell
                                   Title: President